UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2007

Commission File Number: 000-51755

FITMEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	N/A
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

304B – 338 West 8th Avenue, Vancouver, British Columbia, Canada V5Y 3X2
(Address of principal executive offices)

(604) 723-0954
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 – Other Events

Fitmedia Inc. today announced that its website has launched e-commerce capabilities and has made available for sale its pre-natal yoga DVDs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITMEDIA INC.

Date: January 3, 2007	By:
/s/ Timothy Crottey

Timothy Crottey, President, Chief
Executive Officer, Chief Financial Officer